UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2016 (August 15, 2016)

MoneyOnMobile, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Calpian, Inc.

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As disclosed in the Form 8-K dated August 15, 2016, Calpian, Inc. (the “Company”) held a special meeting of shareholders on August 9, 2016, at which the Company obtained sufficient shareholders’ votes to approve a proposal to change the Company’s name to “MoneyOnMobile, Inc.”.

Effective as of August 15, 2016, the Company amended its Certificate of Formation to change the Company’s name to “MoneyOnMobile, Inc.”. The foregoing description of the Amendment is qualified in its entirety by reference to the full text thereof which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits
3.1 Certificate of Amendment to Certificate of Formation - For-Profit Corporation of Calpian, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: August 19, 2016	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer

EXHIBITS

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Formation - For-Profit Corporation of Calpian, Inc.